Exhibit 32.2

Section 1350 Certification

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, I, Steven L. Lindsey, Chief Executive Officer and President of Laclede Gas Company, hereby certify that:

(a)
To the best of my knowledge, the accompanying report on Form 10-Q for the period ended December 31, 2016 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)
To the best of my knowledge, the information contained in the accompanying report on Form 10-Q for the period ended December 31, 2016 fairly presents, in all material respects, the financial condition and results of operations of Laclede Gas Company.

Date:	February 1, 2017	Signature:	/s/ Steven L. Lindsey
Steven L. Lindsey
Chief Executive Officer and President

Section 1350 Certification

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, I, Steven P. Rasche, Chief Financial Officer of Laclede Gas Company, hereby certify that:

(a)
To the best of my knowledge, the accompanying report on Form 10-Q for the period ended December 31, 2016 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)
To the best of my knowledge, the information contained in the accompanying report on Form 10-Q for the period ended December 31, 2016 fairly presents, in all material respects, the financial condition and results of operations of Laclede Gas Company.

Date:	February 1, 2017	Signature:	/s/ Steven P. Rasche
Steven P. Rasche
Chief Financial Officer